Execution Copy	CONFIDENTIAL	EXHIBIT 10.18

PRELIMINARY ENGINEERING SERVICES

AND

EXCLUSIVITY AGREEMENT

THIS AGREEMENT made this 5th day of June, 2007 by and between Tennessee Valley Agri-Energy, LLC, a Delaware limited liability company with its principal place of business at 540 Little Dry Creek Road, Pulaski, Tennessee 38478 (hereinafter called “TVAE”) and Panattoni Construction, Inc., a California corporation, having an office at 4601 DTC Blvd., Suite 650, Denver, CO  80237,  (hereinafter called “Panattoni”).  TVAE and Panattoni are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

W I T N E S S E T H:

THAT, WHEREAS, TVAE is in the process of developing and making arrangements for the design and erection of an ethanol plant having the capacity to produce 54 million gallons (un-denatured) per year (hereinafter called the “Project”) to be erected at TVAE’s site at or near Cherokee, Alabama (“Site”); and

WHEREAS, TVAE has previously entered into that certain Project Development Agreement, dated as of July 25, 2006 (“Development Agreement”) with DELTA T Corporation, a Virginia corporation located at 323 Alexander Lee Parkway, Williamsburg, Virginia 23185, USA (“Delta T”), pursuant to which Delta T provided certain development services relating to site selection, cost analyses, general arrangement drawings, provision of environmental emissions data, business planning and presentations to potential equity investors and financial institutions, all as more fully set forth in the Development Agreement (the “Prior Development Services”); and

WHEREAS, the Development Agreement granted certain exclusive dealing arrangements and related rights to Delta T relating to the engineering, procurement and construction of the Project, which have since been released by Delta T pursuant to the certain First Amendment to Project Development Agreement, dated as of [June 5, 2007], between TVAE and Delta T (the “Delta T First Amendment”); and

WHEREAS, TVAE desires to continue development of the Project beyond the Prior Development Services, and to retain Panattoni on an exclusive basis to provide or perform certain pre-construction engineering and design services and related services described in this Agreement relating to the Project; and

WHEREAS, Panattoni desires to provide or perform such services for a not-to-exceed price, provided that TVAE enters into an exclusive relationship with Panattoni and grants to Panattoni an exclusive right to enter into an agreement for the supply of engineering, procurement and construction, personnel training, commissioning, start-up and testing services for the Project (hereinafter referred to as the “EPC Agreement”), and otherwise on the terms and conditions set forth herein; and

WHEREAS, TVAE and Panattoni intend to enter into such an EPC Agreement, which EPC Agreement will become effective only upon its execution by both Parties and fulfillment of certain conditions and requirements still outstanding in anticipation of the construction phase to be initiated in 2007 upon mutually acceptable terms; and

WHEREAS, the Delta T First Amendment provides, in part, that Delta T shall (a) prepare a basic or extended process engineering package for the Project that will include the scope listed in Exhibit A – Scope of Basic Process Engineering Package to this Agreement (“Basic Engineering Package”) and otherwise be suitable to permit Panattoni to estimate a lump sum price for the EPC Agreement; (b) provide support to Panattoni in the preparation of a lump sum price for the EPC Agreement based on the Exhibit B – EPC Fixed Price Estimating Division of Responsibility (the “Pricing DOR”); and (c) provide to Panattoni, a fixed fee for Engineering, Procurement and Technology Licensing (the “Technology License Fee”) which will be included within a lump sum price offered in any EPC Agreement entered into between TVAE and Panattoni; and

WHEREAS, TVAE and Panattoni intend that Delta T and Panattoni shall enter into an arrangement under which Delta T would provide to Panattoni certain engineering support, procurement of certain equipment on behalf of Panattoni, and certain on-site assistance with personnel training, commissioning, start-up and testing of the Project (the “Delta T Subcontract”) in consideration of the Technology License Fee plus payments to be arranged to cover such procurement of equipment; and

WHEREAS, TVAE recognizes that Panattoni is foregoing other significant business opportunities in order to perform such services, and that the provisions of this Agreement concerning exclusivity are essential to this Agreement and that Panattoni would not be willing to enter into this Agreement without those provisions.

NOW, THEREFORE, in consideration of the foregoing premises which by this reference are incorporated into this Agreement as representations of the Parties, and the mutual covenants hereinafter contained, the Parties agree as follows:

ARTICLE 1
- Services to be Performed by Panattoni

1.1                                 Except as otherwise specifically set forth in this Agreement or the exhibits which are a part hereof, Panattoni shall provide the following engineering, design and related services (hereinafter called the “Services”):

(a)                                  Preparation of pre EPC Agreement detailed engineering of limited scope (“Pre-EPC Engineering”) as identified on Exhibit C – Scope of Pre-EPC Engineering but subject to the terms of this Agreement, to be used as the basis for certain long-lead procurement items and the preliminary construction activities at the Site, such as mass grading, grubbing Site area, providing and installing any required structural fill, rough grading Site, preparing laydown and storage areas in order to prepare the Site for the construction of the Project and construction of foundations and pilings, for which cost of any long-lead procurement or preliminary construction activities at the Site is not part of this agreement; and

(b)                                 Development of a lump sum fixed price and schedule for the performance of engineering, procurement and construction, personnel training, commissioning, start-up and testing services for the Project (“Cost and Schedule”), based on, among other things, the Basic Engineering Package and the Technology License Fee to be prepared by Delta T, services performed by Delta T per the Pricing DOR, and the general terms and conditions generally offered by Panattoni for design-build projects.

1.2                                 The Services shall be performed in accordance with this Agreement, including Exhibits B and C.  Panattoni will designate Scott Kaminky, Director of Industrial Processes, to serve as its primary contact for the work performed under this Agreement.  Pre-EPC Engineering relating to long-lead procurement items and the preliminary construction activities at the Site shall be based on the Basic Engineering Package to be prepared by Delta T under the Delta T First Amendment; provided, however, that the performance of any such procurement or construction activities shall be subject to the provisions of Section 1.10 below.

1.3                                 Contract Documents.  This Agreement, including Exhibits A, B, C and D hereto, shall constitute the “Contract Documents”.  In the event of conflicts in the Contract Documents, this Agreement shall take precedence and control over any of the Exhibits hereto.

1.4                                 Completion of Services.  Panattoni estimates, but does not guarantee, that the Services shall be completed five (5) months after execution of Agreement, or earlier.  Panattoni shall perform or provide the Services with due diligence consistent with good engineering.  Panattoni shall not be obligated or liable for loss of use, loss of profits, business interruption or other consequential, indirect, direct, special, incidental, punitive or other damages with respect to delays in, or failure to meet, such estimated completion period.

1.5                                 Cost Estimates.  TVAE acknowledges that, for reference purposes only, Panattoni has prepared a preliminary “order of magnitude” estimate set forth on Exhibit D, of  approximately $102 million (“Initial Estimate”) for the overall cost of the designing, procuring and building the Project (“Cost of the Work”).  TVAE acknowledges and agrees that the Initial Estimate and all evaluations of TVAE’s Project budget, preliminary estimates and detailed estimates of the probable Cost of the Work, if any, prepared by Panattoni, represent Panattoni’s judgment as a design professional familiar with the ethanol industry, based solely on information compiled from comparable plants operating in different locations under different circumstances from the Project.  It is recognized, however, that neither Panattoni nor TVAE has control over the cost of labor, materials or equipment, over the subcontractors’ methods of determining bid prices, or over competitive bidding, market or negotiating conditions.  Accordingly, Panattoni cannot and does not warrant or represent that bids or negotiated prices will not vary from TVAE’s Project budget or from the Initial Estimate or any preliminary or detailed estimate of Cost of the Work or evaluation prepared or agreed to by Panattoni, and that no course of conduct or dealings between the Parties, nor express or implied acceptance of any estimate, shall be the basis of any claim that TVAE or any shareholder of TVAE reasonably relied on any estimate, unless and until an EPC Contract with a fixed price is signed and delivered by Panattoni.

1.6                                 Environmental Standards; Permits; Safety Laws.  TVAE shall pay the costs and expenses of all licenses and permits necessary for the construction and operation of the Project and shall procure, with the assistance of Panattoni or TVAE’s separate contractors, all such licenses and permits, except for such licenses and permits, which applicable governmental  authorities require Panattoni to obtain in its name and which are necessary for the performance of the Project.  Without limiting the generality of the foregoing, TVAE is responsible to obtain at its sole cost and expense the Construction Air Permit and other related permits from the Alabama Department of Environmental Management for the Project, and thereafter to furnish Panattoni with the emission, effluent and other criteria applicable to operation of the Project and such criteria shall be made part of the design basis for the Services.  Panattoni shall be entitled to rely on the accuracy and completeness of such criteria.  Except to the extent specific criteria are guaranteed under performance guarantees set forth in an EPC Agreement signed by both Parties, Panattoni does not guarantee that operation of the Project will comply with such criteria.  If operation of the Project shall be required to comply with any new or different criteria, such requirement shall be the basis for a change in work in accordance with Section 3.5 hereof.

1.7                                 Site.  TVAE is responsible to conduct or to cause to be conducted at the Site, a survey, environmental study, and geotechnical study in accordance with Section 2.1(j) below, and with the geotechnical study prepared by a soils engineer acceptable to Panattoni, and Panattoni does not assume any risk with regard to subsurface conditions at, or contiguous to, the Site, both usual and unusual.  In addition, so that Panattoni may proceed in a timely manner to fulfill its obligations hereunder, TVAE shall provide to Panattoni, without cost or expense to Panattoni, the following items and information, which may be relied on by Panattoni as being complete and accurate:  drawings showing all existing underground material and equipment in and adjacent to land area that may be relevant to performance of the Services; coordinates, bench marks, and drawings for the land area and locations where all associated items of equipment are to be installed; the existence and location of subsurface obstructions and subsurface conditions; soil data and specific criteria for foundation design relevant to the Services; adequate arrangement drawings, utility requirements and process connections of all items of machinery and equipment of the existing facilities, if any, with which the Project must interconnect or accommodate, sufficient for Panattoni’s performance of the Services.  Foundations shall be designed on the basis of the loading characteristics and the criteria based on such information furnished by TVAE.  If additional information with respect to soil conditions at the Site should be necessary, TVAE shall furnish and pay for the same.  If subsurface obstructions or subsurface conditions, which are in addition to or vary from those indicated in such characteristics and criteria and which increase the cost or expense to Panattoni of performing the Services, should be encountered, then such increase shall be deemed to be caused by a change in the Services requested by TVAE in accordance with Section 3.5 hereof, and Panattoni shall be accordingly compensated for such increase.

1.8                                 Subcontracting.  Panattoni shall have the right to subcontract such portions of the Services to Delta-T Project Services Group LLC, a Delaware limited liability company, having an office at 12021 Lakeland Paris Blvd., Baton Rouge, LA 70804 (“DTPSG”) and other companies as it shall determine (collectively referred to herein as “Subcontractors”).  The subcontracting of any portion of the Services shall not relieve Panattoni of responsibility for the performance, as provided hereunder, of the Services; provided, however, that Panattoni shall have no liability or obligation relating to the Prior Development Services, and TVAE acknowledges and agrees that any defects or problems with the Services relating to or arising out of the Prior Development Services shall be dealt with under its separate Development Agreement with Delta T as TVAE’s sole and exclusive remedy for such defects or problems.

1.9                                 Panattoni shall be permitted to use and disclose, in accordance with Article 9 herein, the Basic Engineering Package to DTPSG or other Subcontractors for the preparation of Pre-EPC Engineering.  Panattoni shall be entitled to rely upon the accuracy and completeness of such information and data furnished by or through Delta T, including information and data originating with the Development Agreement, and Panattoni shall not be responsible to TVAE for the consequences of any error or omission contained therein; but, rather, TVAE agrees to indemnify, defend and hold Panattoni harmless from and against any loss, claims or liability, including but not limited to additional costs incurred by Panattoni in completing the detailed engineering for the Project arising out of any such error or omissions.

1.10                           Preliminary Construction Activities and Procurement of Long Lead Items.  To the extent that TVAE desires Panattoni to perform any preliminary construction activities and/or procurement services prior to entering into the EPC Agreement, any such preliminary construction activities and orders for equipment shall be covered by a separate contract or an amendment to this Agreement, and TVAE shall be obligated to have available to pay directly, any and all advanced payment and break-up fees required under any such equipment order, and, in any event, TVAE shall be responsible for, and shall indemnify, defend and hold Panattoni and its Subcontractors harmless from and against all loss, claim or liability from third party vendors arising out of or in connection with any action taken by Panattoni or any such Subcontractor in good faith.

1.11                           Engineering Services.  Panattoni has obtained and shall at its sole cost keep in effect an Alabama State, Unlimited, BC – Building Construction general contractor’s license.  However, TVAE acknowledges that Panattoni is not licensed to practice engineering in any State, and that all engineering services required hereunder shall be subcontracted to DTPSG or other Subcontractors, provided, however, that, Panattoni shall remain primarily liable for all negligence, errors and other acts or omissions DTPSG, or any Subcontractor, and that Panattoni’s contract with DTPSG or any Subcontractor, shall specifically provide that TVAE is intended as a third party beneficiary of such contract.  To the extent required by applicable law, all engineering drawings and specifications shall be certified to by an engineer properly registered to perform engineering services in the State of Alabama and otherwise in the region of the Site.

ARTICLE 2
- Services to be Performed by TVAE

2.1                                 TVAE’s Services and Facilities - TVAE shall furnish, without cost or expense to Panattoni, the services, facilities and information specified below:

(a)                                  Use commercially reasonable efforts to cause Delta T to prepare, disclose and make available to Panattoni for the purpose of this Agreement, the Delta T technical information in the form of the Basic Engineering Package in accordance with the schedule on Exhibit A, which (1) includes the scope and conforms to the delivery schedule identified on Exhibit A, (2) is in detail sufficient for an experienced third-party engineering company to prepare complete detailed engineering for the Project, and (3) is otherwise suitable for an experienced third-party engineering company to prepare a lump sum fixed price estimate (the “Project Contract Price”) for the performance of engineering, procurement and construction, personnel training, commissioning, start-up and testing services for the Project under any prospective EPC Agreement;

(b)                                 Use commercially reasonable efforts to cause Delta T to price the services set forth in the columns entitled “Delta-T” in the Pricing DOR, in order to assist Panattoni personnel in the calculation, estimation and preparation of the Project Contract Price to be presented by Panattoni to TVAE under this Agreement, which services the Parties agree and acknowledge are the services to be performed by Delta T under the Delta T Subcontract, in the event an EPC Agreement is entered into between TVAE and Panattoni and a corresponding final subcontract is entered into between Panattoni and Delta T;

(c)                                  Use commercially reasonable efforts to cause Delta T to prepare and present to Panattoni, the Technology License Fee, for use in the design, construction and operation of the Project, which shall remain a firm offer;

(d)                                 Promptly provide, and cause Delta T to provide, to Panattoni or its Subcontractors, as appropriate, upon its request, such design decisions and information related to site selection, plant size, interface of the plant to other sections of the Project, and other key project design parameters as Panattoni or DTPSG may reasonably request from time to time;

(e)                                  Create a Project development strategy and timeline, in cooperation with Panattoni and its Subcontractors, (the “Plan”), for the purposes of fully defining the scope and specifications for the Project, and for purposes of obtaining one or more letter(s) of commitment for financing in an amount and on terms and conditions sufficient to enable TVAE to execute the Project, and on terms otherwise acceptable to TVAE and Panattoni (“Financing”);

(f)                                    Execute the Plan in a diligent manner;

(g)                                 Cooperate with Panattoni and its Subcontractors to define Project development roles for all participating parties;

(h)                                 Develop or complete and follow a business plan, in cooperation with Panattoni and its Subcontractors, based on the information provided by DELTA T under the Development Agreement or by Panattoni or its Subcontractors under this Agreement; and

(i)                                     Diligently use all commercially reasonable efforts to complete arrangements to secure financing (debt and/or equity) sufficient to complete construction of the Project.

(j)                                     Procure as expeditiously as possible i.) a Site survey including property boundaries, benchmarks, topography, underground and overhead easements, and right-of-ways, ii.) a Phase 1 Environmental Site Assessment in accordance with new 2006 Federal regulations, and iii.) a Site geophysical study; all including the Site and the Project railroad trackage.

(k)                                  Otherwise cooperate with Panattoni and  DTPSG in the development of the Project as mutually agreed between the Parties.

(l)                                     TVAE, shall perform or cause Delta T to perform such tasks within sufficient time to allow Panattoni or DTPSG to fulfill its obligations under this Agreement in a timely manner. TVAE will designate Philip Foster, TVAE’s business manager, to serve as Panattoni’s primary contact for the work performed under this Agreement. Panattoni and  DTPSG shall be entitled to rely on, and shall proceed according to the directions of, that individual, or such other individual as TVAE may from time to time appoint in writing with respect to this Agreement.

ARTICLE 3
- Compensation

3.1                                 TVAE shall pay Panattoni its actual costs and expenses incurred in performing the Services under this Agreement, which Panattoni stipulates shall not exceed  Nine Hundred Ninety Three Thousand Dollars ($993,000), subject to adjustment as provided herein (the “Not-to-Exceed Price”).  The actual full amount of compensation paid by TVAE under this Section 3.1 shall be included in and credited against the Project Contract Price in the event the Parties enter into an EPC Agreement.

3.2                                 TVAE shall pay the Not-to-Exceed Price due under this Agreement to Panattoni as follows:

(a)                                  Ten percent (10%) of the Not-to-Exceed Price, on the execution of this Agreement, to cover Panattoni’s general operating overhead;

(b)                                 The balance paid net 20 days on monthly invoices submitted by Panattoni for the cost of Services performed.

3.3                                 The schedule of payments under Section 3.2 shall be adjusted by agreement of the Parties on account of changes in the Services to be reflected in a lump sum adjustment to the Not-to-Exceed Price agreed upon by the Parties.

3.4                                 Late Payment Penalty.  TVAE shall pay Panattoni a late charge at the lesser of 1% per month or the highest amount permitted by applicable law on all payments past due.

3.5                                 Panattoni will make such changes in the Services or perform such additional Services as TVAE may request; provided, however, that Panattoni shall not be required to perform additional Services or make changes in the Services, including any changes contemplated under Section 1.6 hereof, which, in the opinion of Panattoni, would adversely affect the ability of the Project to fulfill any of the guarantees provided by Panattoni under an EPC Agreement, or which would involve extensive modification of Panattoni’s design hereunder, or as to which the Parties shall not have agreed in writing on the adjustments to be made in the Not-to-Exceed Price hereunder and estimated completion date hereunder.  Panattoni shall be compensated for studies and evaluations made for proposed changes or additional Services whether or not the changes or additional Services is made or performed.

ARTICLE 4
- Standard of Care

4.1                                 Services.  Panattoni shall perform the Services, and exercise the authority set forth in this Agreement, in accordance with the same degree of skill, care, attention, business administration and judgment with respect to the Project, including with respect to preparing cost estimates, as is ordinarily exercised by experienced engineering companies for other ethanol projects (the “Standard of Care”).  For a period of six (6) months after completion of any Services, Panattoni will make such changes or modifications in the design of the Project furnished by Panattoni or its subcontractors to the extent that any such design or engineering is not performed in accordance with the Standard of Care; provided, however, that TVAE shall notify Panattoni in writing promptly after discovery of any such failure.  Panattoni shall furnish the engineering services with respect to such changes and modifications without cost or expense to TVAE.  If Panattoni does not remedy the deficiencies within a reasonable time after notice is given to Panattoni by TVAE, TVAE, may, but shall not be obligated to remedy such deficiencies by itself or through others, and Panattoni shall reimburse TVAE for the reasonable cost to remedy such deficiencies. The dollar limit of liability set forth in Section 11.1 hereof shall be reduced by the amount of Panattoni’s actual costs and expenses incurred in furnishing such engineering services.

4.2                                 Remedies Exclusive.  The foregoing covenants and remedies are exclusive.  Panattoni’s and its Subcontractor’s obligations and liabilities with respect to any defect or failure in the Services, the Project or any material or equipment or any part thereof shall be limited to the guarantees and remedies set forth in this Article 4 and shall be subject to the limitation of liability provided in Article 11 hereof.  Subject to the preceding sentence, PANATTONI DISCLAIMS ANY, AND MAKES NO, REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND (EXPRESS, IMPLIED OR STATUTORY) AS TO MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE OR ANY OTHER MATTER WITH RESPECT TO THE PROJECT, THE SERVICES, ANY MATERIAL OR EQUIPMENT, ANY PART THEREOF OR OTHERWISE.

ARTICLE 5
Exclusivity

5.1                                 During the prosecution of the Services, TVAE and Panattoni agree to use all commercially reasonable efforts and negotiate in good faith in order to reach an EPC Agreement on or before October 1, 2007 which includes general terms and conditions approved by Panattoni, and under which Panattoni would become the EPC contractor for the Project and enter into a Delta T Subcontract with Delta T, for a fixed price and under arrangements to be agreed to by the Parties.  TVAE shall timely provide and cause Delta T to provide all approvals, decisions and other information which Panattoni requires to perform such Services, in order to expedite such negotiations.  Accordingly, during the term of this Agreement TVAE shall not, and shall not permit Delta T any other party associated with the Project, to enter into, negotiate toward, or take any other action in furtherance of entering into any agreement for any engineering, and/or procurement and/or construction agreement for the Project.

5.2                                 In order to promote the successful commercial operation of the Project, the Parties agree that, during the continuance in force of this Agreement or any EPC Agreement entered into by the Parties, and, in the event the Parties enter into an EPC Agreement, for a period of two (2) year(s) following completion of the Project, neither Party shall, directly or indirectly, collaborate or make any other agreements or arrangements with third parties relating to the engineering, procurement, or construction of an ethanol manufacturing facility (other than the Project), within a sixty (60) mile radius of the Site.  For the avoidance of doubt, the foregoing restriction shall not apply following 180 days after completion of the Services hereunder, in the event the Parties do not enter into an EPC Agreement prior to the expiration of such 180 day period.

5.3                                 Notwithstanding the foregoing obligation to act in good faith and use all commercially reasonable efforts to enter into a definitive EPC Agreement, and notwithstanding any past, present or future approvals by the management or the board of directors of either Party to the proposed EPC Agreement or any other past, present or future indications of assent, it is agreed that neither TVAE nor Panattoni, nor any person related to either such Party, will be under any legally binding obligation with respect to the terms of the EPC Agreement or the Project (other than the scope of this Agreement), and no offer or binding commitment of any nature whatever shall be implied, unless and until a formal, definitive EPC Agreement has been negotiated, prepared, executed and delivered by the Parties, which provides for the supply by Panattoni of engineering, procurement and construction, personnel training, commissioning, start-up and testing services, containing and other detailed terms, covenants, conditions, representations, warranties and indemnities.

ARTICLE 6
- Indemnity

6.1                                 To the extent any Services are performed at the Site, Panattoni shall indemnify and save TVAE, its directors, officers, employees, successors and assigns harmless from and against any and all losses, liabilities, damages, costs and expenses (including cost of defense, settlement and reasonable attorney’s fees) by reason of liability to Parties imposed by law upon TVAE  (1) for damages as a result of bodily injury, including death at any time resulting therefrom, sustained by any person or persons or (2) on account of damage to property (other than the Project whether accepted or not), including loss of use thereof, in each case both arising out of or as a consequence of performance of the Services and also only to the extent caused by the negligent acts or omissions or willful misconduct of Panattoni or any of its subcontractors, employees or agents. When such injury, death, damage, loss or destruction is caused by the joint or concurrent negligence of TVAE, those for whom TVAE has assumed responsibility, Panattoni, a third party, or any combination thereof, then Panattoni’s liability under this clause shall be equal to the degree that its negligence together with the negligence of those for whom Panattoni has assumed responsibility contributed to the cause of the injury, death, damage, loss or destruction. As to any claim made by TVAE hereunder, Panattoni expressly waives any insulation from liability or immunity from suit with respect to injuries to Panattoni’s employees which may be extended to Panattoni as a result of any payments made by Panattoni to such employees or under any applicable workers’ compensation statute or similar law or judicial decision, and the indemnification obligation under this Section shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for

Panattoni under worker’s compensation acts, disability benefit acts or other employee benefit acts.

6.2                                 Panattoni shall not be liable to TVAE under this Agreement or otherwise for:

(a)                                  Damage to, or loss of use resulting from damage to, property of TVAE under Panattoni’s care, custody or control.

(b)                                 Losses, liabilities, damages, costs and expenses which are not required to be insured against by Panattoni pursuant to the express terms and conditions of Article 7 hereof or which exceed the dollar limits or coverages expressly specified in Article 7 hereof or as to which insurance hereunder carried by Panattoni or TVAE has terminated according to any of the terms and conditions of this Agreement.

(c)                                  After Panattoni has either fulfilled or been relieved of its obligations hereunder, or after this Agreement shall have been terminated, and Panattoni and its subcontractors have left the Site, Panattoni shall not thereafter be obligated or liable to TVAE because of any loss or damage occurring to the Project, the Services or TVAE’s other facilities or property at, or adjacent to, the Site.

6.3                                 To the extent any Services are performed at the Site, TVAE shall indemnify and save Panattoni, its directors, officers, employees, successors and assigns harmless from and against any and all losses, liabilities, damages, costs and expenses (including cost of defense, settlement and reasonable attorney’s fees) by reason of liability to Parties imposed by law upon Panattoni  (1) for damages as a result of bodily injury, including death at any time resulting therefrom, sustained by any person or persons or (2) on account of damage to property, including loss of use thereof, in each case both arising out of or as a consequence of performance of the Services and also only to the extent caused by the negligent acts or omissions or willful misconduct of TVAE or any of its subcontractors, employees or agents (other than Panattoni and its subcontractors, and agents).  When such injury, death, damage, loss or destruction is caused by the joint or concurrent negligence of Panattoni, those for whom Panattoni has assumes responsibility, TVAE, a third party, or any combination thereof, then TVAE’s liability under this clause shall be equal to the degree that its negligence together with the negligence of those for whom TVAE has assumed responsibility contributed to the cause of the injury, death, damage, loss or destruction. As to any claim made by Panattoni hereunder, TVAE expressly waives any insulation from liability or immunity from suit with respect to injuries to TVAE’s employees which may be extended to TVAE as a result of any payments made by TVAE to such employees or under any applicable workers’ compensation statute or similar law or judicial decision, and the indemnification obligation under this Section shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for TVAE under worker’s compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE 7
- Insurance

[Revised to Include Panattoni Standard Insurance Provisions]

7.1                                 General Liability.  Panattoni shall obtain and maintain commercial liability insurance coverage for the following claims which may arise out of the performance of this Agreement, whether resulting from Panattoni’s operations or from the operations of any Subcontractor, anyone in the employ of any of them, or by an individual or entity for whose acts they may be liable:

.1                                       workers compensation, disability and other employee benefit claims under acts applicable to the Services;

.2                                       under applicable employer’s liability law, bodily injury, occupational sickness, disease or death claims of Panattoni’s employees;

.3                                       bodily injury, sickness, disease or death claims for damages to persons not employed by Panattoni;

.4                                       personal injury liability claims for damages directly or indirectly related to the person’s employment by Panattoni or for damages to any other person;

.5                                       claims for physical injury to tangible property, including all resulting loss of use of that property, to property other than the Services itself and property insured under any All Risk policy;

.6                                       bodily injury, death or property damage claims resulting from motor vehicle liability in the use, maintenance or ownership of any motor vehicle; and

.7                                       contractual liability claims involving Panattoni’s obligations under this Section 7.1.

7.2                                 Limits of Liability.  The Contractor’s Commercial General and Automobile Liability Insurance as required by Subparagraph 7.1 shall be written for not less than the following limits of liability:

(a)                                  Commercial General Liability Insurance

.1                                       a. Each Occurrence Limit $1,000,000

.2                                       b. General Aggregate $2,000,000

.3                                       c. Products/Completed Operations Aggregate  $2,000,000

.4                                       d. Personal and Advertising Injury Limit $1,000,000

(b)                                 Comprehensive Automobile Liability Insurance $1,000,0000 Each Occurrence

(i)                                     Combined Single Limit Bodily Injury and Property Damage

Bodily Injury:

$1,000,0000 Each Person

$1,000,000 Each Occurrence

Property Damage

$1,000,000 Each Occurrence

7.3                                 Conditions of Insurance.

(a)                                  Commercial General Liability Insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies and an Excess or Umbrella Liability policy.

(b)                                 The policies shall contain a provision that coverage will not be canceled or not renewed until at least thirty (30) days prior written notice has been given to the Owner. Certificates of insurance showing required coverage to be in force shall be filed with the Owner prior to commencement of the Services.

(c)                                  Products and Completed Operations insurance shall be maintained for a minimum period of three years after either ninety (90) days following the Date of Substantial Completion or final payment, whichever is earlier.

(d)                                 Panattoni shall provide Owner with endorsements naming Owner as a additional insured under the Commercial General Liability policy.

7.4                                 Excess Liability Insurance.  Panattoni shall carry a minimum of $20,000,000 in coverage excess of those requirements in 7.1.  The policy shall be written on a follow form basis.

7.5                                 Professional Liability Insurance. Panattoni shall obtain professional liability insurance for claims arising from the negligent performance of professional services under this Agreement, which shall be written of an annual practice basis for not less than $5,000,000 per claim and in the aggregate with a deductible not to exceed $50,000.  In the event the Parties enter into an EPC Contract, this coverage shall be continued in effect for one year after the date of substantial completion of the Project.  Professional Liability Insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies and an Excess or Umbrella Liability policy.

7.6                                 All Risk Insurance.  In the event that Panattoni or a Subcontractor is required to perform any Services at or near the Site, TVAE shall carry Builder’s Risk Insurance fully protecting TVAE, Panattoni, and its Subcontractors of every tier as their interests may appear, as named insureds, against all physical loss or damage to the Project, the Site, or any part thereof, and to all labor, material, equipment and other items incorporated into or intended for incorporation into any part of the Site or the Project.  TVAE shall be responsible to pay any deductible under such policy, and Panattoni shall be permitted to review and approve the terms and conditions of any such policy.  After All Risk Insurance shall have terminated, TVAE shall maintain insurance covering, or assume the risk of, loss and damage to the Project and the Services, however caused, and shall provide a waiver of subrogation in favor of Panattoni and  DTPSG under such insurance.  In addition, TVAE shall obtain property insurance covering all existing property at the Site and all other property owned by TVAE or its affiliates at or near the Site, and TVAE hereby expressly releases Panattoni, DTPSG, their respective directors, officers, employees, subcontractors, agents and servants, if any, and their underwriters or insurers from any claim or responsibility for such damage or loss or any loss to the Project covered by All Risk insurance, and waives its right or rights of recovery, if any, against them relating to the Project or any other property owned by TVAE or its affiliates at or near the Site.  TVAE hereby agrees that any insurance policy covering the Project or said other property, including the All Risk Policy referenced above, will be suitably endorsed to provide for this waiver of right of recovery.

7.7                                 Waiver of Subrogation.  TVAE and Panattoni waive all rights against each other and any of their contractors, subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to Section 7.6 or other property insurance applicable to the Project, except such rights as they have to proceeds of such insurance held by TVAE as fiduciary.

ARTICLE 8
License

Panattoni hereby grants to TVAE (except as provided in Section 13.3 hereof) a temporary, limited, non-exclusive, license to use Confidential Information (defined below) including the drawings and specifications and Project Contract Price supplied hereunder by Panattoni, but only to the extent of Panattoni’s right or interest therein, and solely for TVAE’s use in connection with development and financing of the Project during the term of this Agreement.  A separate license would be issued by Delta T and Panattoni, as appropriate, in the event that Panattoni becomes the EPC contractor for the Project and Delta T and Panattoni enter into a Delta T Subcontract.  Panattoni reserves to itself all rights not expressly granted under this Article 8.  In particular, but without limitation, this license does not include the right to use any of the Confidential Information to procure bids for development or construction of a plant, or to design or operate a plant or facility based on any of such Confidential Information.

ARTICLE 9
- Non-Disclosure and Restriction of Use

9.1                                 “Confidential Information” shall mean (i) all inventions, whether patentable or not, all processes, designs, know-how, copyrights and any and all other intellectual property of any kind (“Intellectual Property”) and financial and other business information provided by Panattoni or DTPSG to TVAE under this Agreement, which shall be deemed Confidential Information of Panattoni or DTPSG as appropriate, and (ii) all business plans, and other sensitive information about the Project disclosed by TVAE to Panattoni or DTPSG during the term of this Agreement, which shall be deemed Confidential Information of TVAE (except to the extent that it consists of Confidential Information of Panattoni or DTPSG).

9.2                                 Neither Party shall (i) use any Confidential Information of the other except for development of the Project as provided under this Agreement, or (ii) disclose any part of the Confidential Information of the other to any person or entity other than its employees who need to have access to such data and who are bound to comply with the confidentiality terms of this Agreement, and as otherwise authorized by the Party providing the Confidential Information. TVAE may disclose information of the type provided by Panattoni or DTPSG under Article 1 above to any third party to whom it needs to disclose such information to develop the Project only after such party executes a confidentiality directly with Panattoni and/or DTPSG in the form previously signed by TVAE with Delta T, or such other form as Panattoni or DTPSG may agree. TVAE shall provide a copy of each such agreement to Panattoni and  DTPSG promptly upon execution of the same. Furthermore, TVAE may disclose Confidential Information, if any, that it needs to disclose in order to comply with any applicable law, rule or regulation, including any SB-2 or similar filing with the U.S. Securities Exchange Commission, provided that TVAE redacts all information identified by Panattoni as proprietary and sensitive, and otherwise takes whatever steps are necessary to protect the confidentiality of such information to the full extent allowed by such law, rule or regulation.

9.3                                 In particular, but without limitation, under no circumstances may TVAE use any of the Confidential Information to assist it in negotiating or entering into an agreement with any third party to provide any services or technology related to the Project in violation of this Agreement.

9.4                                 Neither Party shall disclose any Confidential Information of the other pursuant to court order or other legal process unless: (i) it is advised by its legal counsel that it is legally required to do so, (ii) it has promptly given the other notice of such order or process so that the other can obtain a secrecy order or other applicable remedy and (iii) it has used all other reasonable means to ensure the confidential treatment of such information, other than seeking a judicial order or other judicial relief.

9.5                                 Notwithstanding anything set forth above, however, neither Party shall have any obligation under this Article with respect to Confidential Information of the other which the receiving Party can show through documentary evidence falls under one or more of the following exclusions:  (a) that such information was in its possession prior to receipt from the other; (b) such information was in the public domain at the time of disclosure or thereafter enters into the public domain through no breach of this Agreement by Recipient or is in general use in the trade without violation by Recipient of this Agreement, or violation by any other party of an obligation not to disclose it; or (c) the information is disclosed to the receiving Party by a third party who is under no obligation not to disclose it.

9.6                                 The provisions of this Section shall survive termination of this Agreement until such time, if ever, that it falls under one of the exclusions described in the preceding paragraph.  Except as provided in such preceding paragraph immediately above, TVAE shall limit the disclosure of the information supplied to TVAE with respect to this Agreement to those employees of TVAE whose skills are needed in TVAE’s performance of its obligations under this Agreement and are normally used by TVAE in similar matters.

ARTICLE 10
Electronic Media

10.1                           The electronic media, including magnetic and optical disks and magnetic tapes, submitted by Panattoni to TVAE under this Agreement are intended to operate on a system of hardware and software identical to that utilized by Panattoni or DTPSG to produce such media.  Panattoni makes no warranty or representation as to the capability of such media to operate on any other system of hardware or software.  TVAE acknowledges that, with the passage of time, the system on which the electronic media was produced may be changed and updated and agrees that neither Panattoni nor any Subcontractor is under any obligation to maintain the electronic media for this Project to operate on these systems.  Furthermore, TVAE acknowledges the following and agrees that Panattoni shall not be responsible for the effects of the following:  (a) The information stored by Panattoni on electronic media is subject to deterioration with time; (b) Electronic media, after delivery by Panattoni, may be subjected to unintentional physical abuse; and (c) Electronic media, after delivery by Panattoni, may be changed by others without authorization by Panattoni.

10.2                           TVAE is responsible for the accuracy of any information it furnishes to Panattoni on electronic media for use under this Agreement.  If such information is found to be unusable as a result of data format, media deterioration or software incompatibility, Panattoni shall be compensated for costs incurred to make the information usable.

10.3                           If TVAE requires under this Agreement that electronic media be produced to certain specification, such specifications shall be made a part of this Agreement.  These specifications shall state TVAE’s requirements in detail and any changes to the specifications shall be subject to Panattoni’ review and acceptance.

10.4                           Neither party shall be responsible to the other for the effects of computer viruses transmitted through the exchange of electronic media.

ARTICLE 11
- Limitation of Liability

11.1                           Except to the extent covered by any insurance carried by Panattoni pursuant to Article 7 hereof, Panattoni’s and its Subcontractors combined aggregate obligation and liability hereunder or arising in connection with the Project or the Services or any material or equipment (including, without limitation, obligation or liability with respect to failure to meet, or other breach of, any guarantees or remedies hereunder), whether any such obligation or liability be based upon the theory of, or arise out of, negligence, strict liability, other tort, contract, warranty, misrepresentation, patent infringement or otherwise, shall not exceed Seven Hundred Fifty Thousand Dollars ($750,000.00).

11.2                           Except to the extent covered by any insurance carried by Panattoni pursuant to Article 7 hereof, Panattoni and its Subcontractors  shall not be obligated or liable to TVAE under this Agreement (including, without limitation, any guarantee or remedy hereunder) or otherwise for loss of use, loss of actual or anticipated profits, business interruption, loss of revenues, or product, loss by reason of shutdown, non-operation, or increased expense of manufacturing or operation, increased expenses of borrowing, financing, manufacturing or operation, loss of productivity, loss of shop space, or other consequential, indirect, special, incidental or punitive damages, however the same may be caused, including, without limitation, damages related to patent infringement, breach of contract, breach of warranty, misrepresentation or the negligent acts or omissions, strict liability or other tort of Panattoni or a Subcontractor.

11.3                           TVAE and its affiliates shall have no recourse against any of the past, present or future, direct or indirect, shareholders, partners, members, managers, principals, directors, officers, agents, incorporators, affiliates or representatives of Panattoni or its Subcontractors of any of the assets or property of any of the foregoing for the payment or collection of any amount, judgment, judicial process, arbitral award, fee or cost or for any other obligation or claim requiring the payment of money arising out of or based upon this Agreement or the Project or otherwise.

11.4                           Limitations of liability expressed in this Agreement shall apply even in the event of the fault, negligence or strict liability of Panattoni or any Subcontractor, and shall apply with equal force to any subcontractor, agent, employee, director, officer attorney or contractor of any of the foregoing.

ARTICLE 12
- Termination for Default

12.1                           TVAE may terminate Panattoni’s performance under this Agreement by at least fifteen (15) days’ prior written notice to Panattoni in the event that:

(a)                                  Panattoni should materially breach this Agreement and should fail or refuse to initiate adequate measures to remedy such breach within ten (10) days after receipt of notice thereof from TVAE, stating TVAE’s intent to invoke the terms and conditions of this Article 12; or

(b)                                 Panattoni should make a general assignment for the benefit of creditors; or a receiver should be appointed on account of Panattoni’s insolvency, or Panattoni should become the subject of any proceeding commenced under any state insolvency law for the relief of debtors, and Panattoni should fail to take prompt action to vacate such appointment or stay such proceeding; or

(c)                                  upon receipt of written notice from TVAE that TVAE desires to terminate the Agreement for TVAE’s convenience and without cause.  Upon receipt of notice of such termination for TVAE’s convenience, Panattoni shall:  (1)  cease operations as directed by TVAE in the notice; (2)  take actions necessary, or that TVAE may direct, for the protection and preservation of the Services; and  (3)  except for Services directed to be performed prior to the effective date of termination stated in the notice, terminate all existing contracts and purchase orders and enter into no further contracts and purchase orders.

12.2                           In the event of termination pursuant to 12.1(a), TVAE may after giving Panattoni and Panattoni’s surety, if any, seven days’ written notice, terminate employment of Panattoni and may, subject to any prior rights of the surety finish the Services by whatever reasonable method TVAE may deem expedient. TVAE, at its election, may assume all outstanding commitments of

Panattoni incurred in the course of performing this Agreement. Upon request of Panattoni, TVAE shall furnish to Panattoni a detailed accounting of the costs incurred by TVAE in finishing the Services.  If the costs of finishing the Services exceeds the Not-To-Exceed Price, Panattoni shall pay the difference to TVAE, subject to the limitations set forth in Article 11.

12.3                           In the event of termination pursuant to 12.1(c), TVAE shall pay Panattoni the total of:  (a) the costs and expenses of the Services and incurred to the effective date of such termination; (b) all costs and expenses incurred by Panattoni as a result of such termination, including, without limitation, all cancellation charges connected with canceling outstanding commitments of Panattoni; and (c) the portion of the Not-to-Exceed Price hereunder, as adjusted as provided herein, due to the effective date of such termination.  TVAE, at its election, may assume all outstanding commitments of Panattoni incurred in the course of performing this Agreement.

ARTICLE 13
- Termination by Panattoni

13.1                           Panattoni may terminate the performance of the Services under this Agreement upon at least five (5) days’ prior written notice to TVAE in the event that:

(a)                                  TVAE should fail to pay the amounts due under this Agreement which are not subject to bona fide dispute within ten (10) days after receipt of notice of delinquency in such payments from Panattoni stating Panattoni’s intent to invoke the terms and conditions of this Article 13; or

(b)                                 TVAE should otherwise materially breach this Agreement and should fail to initiate adequate measures to remedy such breach within ten (10) days after receipt of notice thereof from Panattoni stating Panattoni’s intent to invoke the terms and conditions of this Article 13; or

(c)                                  TVAE should make a general assignment for the benefit of creditors; or a receiver should be appointed on account of TVAE’s insolvency, or TVAE should become the subject of any proceeding commenced under any state insolvency law for the relief of debtors, and TVAE should fail to take prompt action to vacate such appointment or stay such proceeding.

13.2                           In the event of such termination, TVAE shall pay Panattoni the total of:  (a) the costs and expenses of the Services and incurred to the effective date of such termination; (b) all costs and expenses incurred by Panattoni as a result of such termination, including, without limitation, all cancellation charges connected with canceling outstanding commitments of Panattoni or DTPSG, and indemnify, defend and hold Panattoni harmless against all claims and losses arising out of any commitments made in good faith by Panattoni; and (c) the Not-to-Exceed Price hereunder, as adjusted as provided herein, less payments previously made to Panattoni on account thereof.  In the event of such termination, TVAE, at its election, may assume all outstanding commitments of Panattoni incurred in the course of performing this Agreement.

13.3                           In the event of such termination, the license granted under Article 8 hereof shall terminate, and TVAE shall return to Panattoni all plans, drawings, specifications, operating instructions and technical data furnished by Panattoni hereunder and all copies thereof.

ARTICLE 14
- Notices

Any notices required to be given hereunder shall be deemed to have been sufficiently given to either party hereto for all purposes hereof if delivered in person or if mailed by registered mail, postage prepaid, addressed as follows, or to such other address as may be specified from time to time in a written notice given by such party hereto to the other party hereto.  Each party hereto shall acknowledge in writing the receipt of any notice delivered in person.

To Panattoni:                                                                        Panattoni Construction, Inc.

4601 DTC Blvd., Suite 650

Denver, CO  80237

Attention:  Skip Bailey, Executive Director

Phone:  303-623-0865

Fax  303-623-0890

e-mail:  sbailey@panconinc.com

To TVAE:                                                                                        Tennessee Valley Agri-Energy, LLC

540 Little Dry Creek Rd.

Pulaski, TN  38478

Attn:  Mr. Bartt McCormack

Phone:  (931) 424-0653

Fax:  (931) 424-6168

e-mail:  barttmcc@agristar.net

ARTICLE 15
- Regulated Substances Encountered

15.1                           As used herein “Regulated Substances” shall mean (1) any Toxic Pollutants, as defined under the Federal Clean Water Act and the regulations thereunder; (2) any hazardous waste, as defined in the Federal Resource Conservation and Recovery Act and the regulations thereunder; (3) any CERCLA hazardous substances, as defined in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its successors and the regulations thereunder; and (4) any material or substance which is deemed a pollutant or hazardous or toxic under any state or local laws, ordinances and regulations relating to the generation, excavation, transportation, removal or disposal of pollutants or hazardous or toxic substances and materials.

15.2                           The Parties recognize that the Not-to-Exceed Price is based on the expectation that Regulated Substances will not be present in any spoil materials, soils or other materials to be excavated, stockpiled, loaded (for disposition by others), handled, moved, disposed of, or removed by Panattoni in the performance of the Services.  If Panattoni should determine that any Regulated Substances are present in any such spoil material, soil or other material, Panattoni shall promptly give notice thereof to TVAE; such condition shall be deemed a change in the Services; and the Not-to-Exceed Price shall be adjusted in accordance with the provisions of Section 3.5 hereof.

15.3                           Notwithstanding the provisions of 15.4, TVAE shall indemnify and save Panattoni, its directors, officers, employees, successors and assigns harmless from and against any and all losses, liabilities, penalties, fines, demands, claims, causes of action, suits, losses, damages, costs and expenses (including cost of defense, settlement, remedial action and reasonable attorneys fees) of any nature which they or any of them may incur, be responsible for or pay out as a result of, or on account of, the presence, or alleged presence, of any Regulated Substances in any spoil material, soil or other material excavated, stockpiled, loaded (for disposition by others), handled, moved, disposed of or removed by Contract hereunder, regardless of whether the same arises or results, in whole or in part, from the negligence, statutory liability or strict liability of Panattoni, its directors, officers or employees.  The provisions of Section 6.1 hereof (Panattoni’s indemnity) shall not apply to any personal injury (including death) or property damage caused by any Regulated Substance present, or alleged to be present, in such spoil material, soil or other material.

15.4                           TVAE shall have no responsibility hereunder for handling, disposing of and remediation of Regulated Substances brought to the Site by Panattoni, its Subcontractors or Vendors or otherwise produced by Panattoni’s activities at the Site at any time (“Panattoni Regulated Substances”). Title to, ownership of, and legal responsibility and liability for any and all Panattoni Regulated Substances shall at all times remain with Panattoni.  Panattoni shall release, defend, indemnify and hold TVAE harmless from and against any and all liability which may in any manner arise, directly or indirectly, from the handling, storage, transportation, treatment or disposal of Panattoni Regulated Substances.  Notwithstanding the foregoing, any substance which is expressly specified as part of the Project per Delta T in the Basic Engineering Package or materials or equipment later specified for the Project, shall not be considered a Panattoni Regulated Substance.  TVAE shall have no responsibility for a release of any Regulated Substances or Panattoni Regulated Substances at the Site to the extent caused by willful misconduct of Panattoni following determination by Panattoni that Regulated Substances are present at the Site in accordance with Section 15.2 above.

ARTICLE 16
- Miscellaneous

16.1                           Survival of Obligations.  The terms and conditions of Articles 4, 5.2, 6, 7.2, 8, 9, 10, 11, 13.2, 13.3 and 15 hereof shall survive termination of this Agreement (whether for default or convenience and whether by TVAE or Panattoni), completion of the Services and any other event and shall continue in full force and effect.

16.2                           Delivery for Examination.  Submission of the Agreement for examination shall not bind any party in any manner, and no Agreement or obligations of any party shall arise until this instrument is signed by the Parties and delivery is made to each.

16.3                           Third Parties.  The Parties agree that this Agreement is not intended by either Party to give any benefits, rights, privileges, actions or remedies to any person, partnership, firm or corporation (other than a Party or its permitted assignee) as a third party beneficiary or otherwise under any theory of law.

16.4                           Captions.  The captions of paragraphs and subparagraphs are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such paragraphs or subparagraphs.

16.5                           Liens.  Provided Panattoni shall have been paid in accordance with the terms and conditions of this Agreement, Panattoni shall secure the discharge of all laborer’s, materialman’s and mechanic’s liens upon the Project or the Site arising out of the labor and materials furnished by Panattoni or any of its subcontractors or suppliers under this Agreement.

16.6                           Force Majeure.  Either party hereto shall be excused for delays and failures to perform (other than the payment of money owed to a Party hereunder) to the extent that the performance is delayed or prevented by a cause reasonably beyond the control of the party hereto whose performance is affected, including, without limitation, acts of God or the public enemy, war, insurrection, riot, civil commotion, fire, flood, explosion, hurricane, tornado, windstorm, epidemic, strikes and other concerted acts of workmen, lockouts or injunction (provided, however, that neither party hereto shall be required to settle a labor dispute contrary to its judgment), delays in delivery of material and equipment and compliance with laws, regulations and orders of governmental authority.  Such causes shall not excuse performance if the party hereto whose performance is affected fails to use all reasonable diligence and efforts to remove the cause and remedy the situation.  The affected party hereto shall give written notice to the other party hereto as soon after becoming aware of any such delay or failure to perform as is reasonably practicable.

16.7                           Assignment.  Subject to the terms and conditions of the succeeding sentence, the rights of either party hereto under this Agreement shall be freely assignable, but no assignment of either Party’s rights hereunder shall relieve such party hereto of its obligations hereunder unless, and except to the extent that, the other party hereto shall have given its prior written consent to such assignment and the assignee shall have assumed all of such obligations in writing in form and substance satisfactory to the other party hereto.  Any assignment, re-assignment or purported assignment of the rights of TVAE hereunder, whether consented to by Panattoni or not, shall be in writing and shall expressly provide that assignee assumes, and shall be bound to Panattoni by, the obligations of TVAE hereunder to maintain the secrecy and confidentiality of Panattoni’s information.  No consent by Panattoni to an assignment by TVAE shall be deemed to relieve TVAE of its continuing obligation to maintain the secrecy and confidentiality of Panattoni’s information.

16.8                           Integration.  The Contract Documents set forth the entire agreement between Panattoni and TVAE with respect to the subject matter thereof.  All prior oral or written statements, representations, warranties, guarantees, agreements and understandings by or between the Parties with respect to the subject matter thereof are superseded by and merged into the Contract Documents.

16.9                           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be used against any Person.

16.10                     Waivers; Modifications; Amendments.  No waiver, modification or amendment of any term or condition of the Contract Documents shall be valid or of any force of effect unless made in writing, signed by the Parties or their duly authorized representatives, and specifying with particularity the nature and extent of such waiver, modification or amendment.  No such waiver, modification or amendment shall, in any event, be construed to be a general waiver, modification or amendment of any of the terms or conditions of the Contract Documents, but the same shall be strictly limited and restricted to the extent and occasion specified in such writing.  The failure of a party hereto at any time to exercise any of its rights or options under the Contract Documents, save rights and options specifically limited as to date of exercise thereof, shall not be or be construed to be a waiver of such rights or options or prevent such party hereto from subsequently asserting or exercising such rights or options.

16.11                     Dispute Resolution; Governing Law; Jurisdiction and Venue.

(a)                                  In the event of any dispute arising under or in connection with this Agreement or with the existence, validity, interpretation, breach or enforcement thereof, either before or after the termination or expiration of this Agreement, the Parties shall, upon the written request of either of them, enter into mediation of such dispute pursuant to the applicable rules for mediation promulgated by the American Arbitration Association, or such other rules or procedures as they may agree. Neither Party shall file suit unless it has first complied with this provision and attempted to resolve such dispute for a period of at least thirty (30) days. Nothing herein contained, however, shall be deemed to prevent either Party from seeking injunctive relief from any court of competent jurisdiction, without necessity of posting bond, in case of a breach of Articles 8 or 9 above. Should litigation arise after complying with the provisions of this paragraph, the losing party will pay legal expenses of the prevailing party in such litigation.

(b)                                 The Agreement has been delivered in the City & County of Denver, Colorado and shall be interpreted and construed in accordance with, and performance thereunder governed by, the internal laws of the State of Colorado, without regard to any choice of law or conflict of laws principles (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any state or foreign jurisdiction other than the state of Colorado.  Panattoni and TVAE irrevocably submit to the exclusive jurisdiction of any United States Federal or Colorado State court located in the county of Denver, State of Colorado, in any action or proceeding arising out of or relating to the Agreement any contract document or the Project, and Panattoni and TVAE hereby irrevocably agree that all claims in respect of such action or proceeding shall be litigated in such courts.  Panattoni and TVAE each waive any objection which it may now or hereafter have as to venue of any such action or proceeding or that such court is an inconvenient forum.

(c)                                  IN ANY CONTROVERSY OR CLAIM, WHETHER BASED IN CONTRACT, TORT OR OTHER LEGAL THEORY, ARISING OUT OF OR RELATING TO THE AGREEMENT OR THE PROJECT, ITS NEGOTIATION, ENFORCEABILITY OR VALIDITY, OR THE PERFORMANCE OR BREACH THEREOF OR THE

RELATIONSHIPS ESTABLISHED THEREUNDER, THE PARTIES HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY.

16.12                     Drug Testing Program.  In respect to those portions of the Services which are performed on TVAE’s premises or on the Site, the Parties acknowledge that Panattoni and/or its Subcontractors may carry out and conduct such pre-employment, periodic and incident related drug testing as it/they deem(s) appropriate in accordance with Panattoni’s and/or a Subcontractor’s policies and practices as they exist or as they may evolve.

16.13                     Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.  Delivery by telecopier or email of a pdf of an executed counterpart hereof shall have the same force and effect as delivery of an originally executed counterpart hereof.

Signatures appear on following page]

IN WITNESS WHEREOF, the Parties through their respective authorized representatives have executed this Agreement the day and year hereinabove written.

PANATTONI CONSTRUCTION, INC.

By:	/s/ Skip Bailey
Printed Name: Skip Bailey
Title: Executive Director
Date: 6-11-07

TENNESSEE VALLEY AGRI-ENERGY
LLC.

By:	Bartt R. McCormack
Printed Name: Mr Bartt McCormack
Title: Chairman
Date:	June 5, 2007

EXHIBIT A

BASIC PROCESS ENGINEERING PACKAGE

DELIVERY DATE
SECTION A	SYSTEM DESIGN SPECIFICATION	6 WEEKS

SECTION B	TECHNICAL SPECIFICATIONS	2 WEEKS
1000 Piping
1300 DDGS Handling, Storage & Loadout
1400 DDGS Dryer
1500 Grain Handling and Milling
2000 Shell and Tube Heat Exchangers
2100 Plate and Frame Heat Exchangers
2200 Centrifugal Chillers
2300 Package Boiler
2400 Regenerative Thermal Oxidizer
2600 Cooling Tower
3000 Centrifugal Pumps
3100 Metering Pumps
3300 Air Compressors
3400 Agitators
3500 Low Voltage Electric Motors
3600 Med. Voltage Electric Motors
3700 Decanter Centrifuge
4000 Field Fabricated Tanks
4100 Shop Fabricated Tanks
4200 HDPE Shop Fabricated Tanks
5000 Columns and Pressure Vessels
5100 Column Internals
5200 Column Internal Installation
6100 Instrumentation
6200 Control Valves
6300 Manual Valves
7000 Equipment Installation
7100 Electrical/Instrument Installation
8000 Plant Control Narrative
9000 Fire Protection

SECTION C	EQUIPMENT DATA SHEETS	8 WEEKS
1. Agitators
2. Air Compressors

3. Boilers
4. Centrifuges
5. Chillers
6. Column Internals
7. Columns & Pressure Vessels
8. Cooling Tower
9. Desiccant and Ballast
10. Filters
11. Heat Exchangers (P&F)
12. Heat Exchangers (S&T)
13. Pumps
14. Tanks
15. Regenerative Thermal Oxidizer

SECTION D	LISTS	8 WEEKS
1. Line List
2. Instrument List
3. Valve List
4. Equipment List
5. Motor List
6. Document List

SECTION E	P&IDS	8 WEEKS

SECTION F	PROCESS EQUIPMENT DRAWINGS	10 WEEKS
1. Classifier Strainer
2. Columns and Pressure Vessels
3. Heat Exchangers (Shell and Tube)
4. Tanks
5. Mix Tank Plug Auger

SECTION G	GENERAL ARRANGEMENT DRAWINGS	6 WEEKS
1. Fermentation
2. Main Process Building
3. Distillation and Dehydration
4. Evaporation
5. Boiler

SECTION H	ELECTRICAL SINGLE LINE DIAGRAMS	10 WEEKS

EXHIBIT B

EPC FIXED PRICE ESTIMATING DIVISION OF RESPONSIBILITY

EPC

ESTIMATING

DIVISION of RESPONSIBILITY

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Under Contract to Panattoni
EPC PROJECT CONTROLS
Project Management	S	S		S	S					P	P	P
Project Engineering	S	S		S	S					P	P	P
Cost Control	S	S		S	S					P	P	P
Estimating	S	S		S	S					P	P	P
Scheduling	S	S		S	S					P	P	P
QA/QC	S	S		S	S					P	P	P
PROCUREMENT
Prepare Requisitions	X	X		A						X	X		Each individual party will be responsible for their purchased equipment, (A) assist Panattoni
Purchasing
Process Equipment	X	X									X	X	Responsibility split of individual equipment items identified below
Major Electrical Gear				X							X	X
Field Fabrication Tanks	X										X	X
PreEngineered Buildings				A						X	X	X	DTPSG Assit
SubContracts											X	X

Expediting	X	X									X	X	Each individual party will be responsibly for their purchased equipment

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Inspection	X	X									X	X	Each individual party will be responsibly for their purchased equipment
FRONT END ENGINEERING
Process description	X			R
Basis of Design	X			R
Process Flow Sheets	X
Material Balance	X

Process instrument diagrams (P&ID’s)	X			R
w/Equipment Descriptions	X			R
w/instrument designations (local)	X			R
(remote)	X			R
w/Pipe Sizes	X			R
w/Pipe System & Spec. Designations	X			R
w/insulation Requirements	X			R
w/Tracing Requirements	X			R
Line List	X			R
Line Sizes	X			R
Safety Relief Valve Sizing	X			R

Services Index	X
Plot Plan (Site Arrangement Plan)	X			R
General Arrangement Drawings Plans	X			R

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
General Arrangement Drawings Elevations	X			R
Equipment Layouts	X			R

Equipment List	X			R
Equipment Data Sheets	X			R
Equipment Specifications	X			R
Equipment Drawings	X			R
Equipment Vendor Drawings	X			R
Pump Calculations	X			R

Permitting
Air
Engineering Documentation	X
Submit								X
Cost								X
Water
Engineering Documentation	X
Submit								X
Cost								X
Water Run Off (Storm Water)
Engineering Documentation							X
Submit								X
Cost								X
Storm Water Management Plan
Engineering Documentation										X
Submit										X
Cost											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
HAZOP STUDY	X						X	X	X

EQUIPMENT
Prepare Requisition	X			A									Each individual party will be responsibly for their purchased equipment, (A) assist Panattoni
Technical Evaluations	X			A									Each individual party will be responsibly for their purchased equipment, (A) assist Panattoni
Commercial Evaluation		X									X		Each individual party will be responsibly for their purchased equipment

Agitators
AG-2101 Mash Slurry Mix Tank Agitator	X	X		R								X
AG-2201 Liquefaction Tank #1 Agitator	X	X		R								X
AG-2202 Liquefaction Tank #2 Agitator	X	X		R								X
AG-3102 Yeast Propagation Tank Agitator	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
AG-3112 Yeast Propagation Tank Agitator #2	X	X		R								X
AG-3101 Yeast Mix Tank Agitator	X	X		R								X
AG-3104 Fermenter #1 Agitator	X	X		R								X
AG-3105 Fermenter #2 Agitator	X	X		R								X
AG-3106 Fermenter #3 Agitator	X	X		R								X
AG-3107 Fermenter #4 Agitator	X	X		R								X
AG-3108 Beer Well Agitator	X	X		R								X
AG-5102 Whole Stillage Tank Agitator	X	X		R								X
AG-5103 Thin Stillage Tank Agitator	X	X		R								X
AG-5104 Syrup Tank Agitator	X	X		R								X
AG-7601 Process Condensate	X	X		R								X
AG-7705 Urea Tank Agitator	X	X		R								X

PUMPS
PC-2101 Slurry Mix Tank Pump	X	X		R								X
PC-2201 Liquedfaction Tank Pump #1	X	X		R								X
PC-2301 Mash Booster Pump #2	X	X		R								X
PC-2302 Beer Booster Pump	X	X		R								X
PC-3101 Yeast Mix Pump	X	X		R								X
PC-3102 Yeast Recirculation Pump	X	X		R								X
PC-3104 Fermenter #1 Pump	X	X		R								X
PC-3105 Fermenter #2 Pump	X	X		R								X
PC-3106 Fermenter #3 Pump	X	X		R								X
PC-3107 Fermenter #4 Pump	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
PC-3108 Beer Well pump	X	X		R								X
PC-3109 Ferm. Cip Return Pump #1	X	X		R								X
PC-3110 Ferm. Cip Return Pump #2	X	X		R								X
PC-3201 CO2 Scrubber Pump	X	X		R								X
PC-4101A Beer Column Reboiler Pump #1A	X	X		R								X
PC-4101B Beer Column Reboiler Pump #1B	X	X		R								X
PC-4102 Beer Bottoms Pump #1	X	X		R								X
PC-4201 Rectifier Column Pump #1	X	X		R								X
PC-4202 Stripper Column Pump #1	X	X		R								X
PC-4203 Rectifier Reflux Pump #1	X	X		R								X
PC-4303 Regeneration Pump #1	X	X		R								X
PC-4401 Products Pump #1	X	X		R								X
PC-4501 1st Effect Evap. Pump #1	X	X		R								X
PC-4502 2nd Effect Evap. Pump #1	X	X		R								X
PC-4503 3rd Effect Evap. Pump #1	X	X		R								X
PC-4504 Evaporator Condensate Pump #1	X	X		R								X
PC04505 Evaporator Vacuum Eductor Pump #1	X	X		R								X
PC-4506 Syrup Transfer Pump #1	X	X		R								X
PC-4507 1st Effect Forward Feed Pump #1	X	X		R								X
PC-5101 Thin Stillage Transfer Pump	X	X		R								X
PC-5102 Whole Stillage Pump	X	X		R								X
PC-5103 Thin Stillage Pump	X	X		R								X
PC-5104 Syrup Pump #1	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
PC-6101 Ethanol Day Tank Pump #1	X	X		R								X
PC-6102 Ethanol Day Tank Pump #2	X	X		R								X
PC-6103 Denaturant Pump #1	X	X		R								X
PC-6105 Product Loadout Pump #1	X	X		R								X
PC-7101A Cooling Water Pump #1	X	X		R								X
PC-7101B Cooling Water Pump #2	X	X		R								X
PC-7101C Cooling Water Pump #3	X	X		R								X
PC-7101D Cooling Water Pump #4	X	X		R								X
PC-7101E Cooling Water Pump #5	X	X		R								X
PC-7102A Chilled Water Pump #1	X	X		R								X
PC-7102B Chilled Water Pump #2	X	X		R								X
PC-7103 Cooling Water Booster Pump	X	X		R								X
PC-7201 Steam Condensate Pump	X	X		R								X
PC-7202 Flash Recovery Condensate Pump	X	X		R								X
PC-7301 Soft Water Pump #1	X	X		R								X
PC-7302 Soft Water Pump #2	X	X		R								X
PC-7303 Water Supply Pump #1	X	X		R								X
PC-7304 Water Supply Pump #2	X	X		R								X
PC-7601 Process Condensate Pump	X	X		R								X
PC-7602 High Pressure CIP Supply Pump	X	X		R								X
PC-7603 Low Pressure CIP Supply Pump	X	X		R								X
PC-7701 Caustic Pump	X	X		R								X
PC-7901 Waste Collection Tank Pump	X	X		R								X
PC-7902 Utility Building Sump Pump	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
PD-6106 Tank Farm Diaphragm Pump	X	X		R								X
PD-7903 DD&E Sump Pump #1	X	X		R								X
PD-7904 Fermentation Sump Pump	X	X		R								X
PD-7905 Cook Mash Sump Pump	X	X		R								X
PD-7906 Dryer Area Sump Pump	X	X		R								X
PD-???/ Centrifuge Area Sump Pump	X	X		R								X
PD-7907 Portable Sump Pump #1	X	X		R								X
PD-7908 Portable Sump Pump #2	X	X		R								X

PM-7702 Sulfuric Acid Pump #1	X	X		R								X
PM-7703 Sulfuric Acid Pump #2	X	X		R								X
PM-7710 Sulfuric Acid Pump #3	X	X		R								X
PM-7711 Sulfuric Acid Pump #4	X	X		R								X
PM-7704 Ammonia Pump	X	X		R								X
PM-7705 Urea Tank Pump	X	X		R								X
PM-7706 Alpha Amylase Pump	X	X		R								X
PM-7707 Gluco Amylase Pump #1	X	X		R								X
PM-7708 Gluco Amylase Pump #2	X	X		R								X
PM-7709 Gluco Alpha Spare Pump	X	X		R								X

PLATE EXCHANGERS
E-2301 Beer/Cook Heat Exchanger #1	X	X		R								X
E-2302 Beer/Cook Heat Exchanger #2	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
E-2303 Beer/Cook Heat Exchanger #3	X	X		R								X
E-2304 Cook Mash Cooler	X	X		R								X
E-3102 Yeast Prop. Cooler #1	X	X		R								X
E-3103 Yeast Prop. Cooler #2	X	X		R								X
E-3104 Fermenter #1 Cooler	X	X		R								X
E-3105 Fermenter #2 Cooler	X	X		R								X
E-3106 Fermenter #3 Cooler	X	X		R								X
E-3107 Fermenter #4 Cooler	X	X		R								X
E-4302 Regeneration Cooler #1	X	X		R								X
E-4402 Product Cooler #1	X	X		R								X
E-4505 Evaporator Vacuum Cooler #1	X	X		R								X
E-7401 Seal Water Cooler	X	X		R								X

SHELL & TUBE EXCHANGERS
E-2101 Slurry Tank Vent Condenser	X	X		R								X
E-2202A Cooker Heater #1	X	X		R								X
E-4101 Beer Column Reboiler #1	X	X		R								X
E-4102 Beer Column Vent Condenser #1	X	X		R								X
E-4112 Beer Column Vent Condenser #2	X	X		R								X
E-4103 Beer Column Feed Heater #1	X	X		R								X
E-4201 Reflux Condenser #1	X	X		R								X
E-4202 Stripper Column Reboiler #1	X	X		R								X
E-4203 Reflux Vent Condenser	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
E-4301 Superheater #1	X	X		R								X
E-4303 Regen. Vacuum Condenser #1	X	X		R								X
E-4304 Regeneration Preheater #1	X	X		R								X
E-4305 DD&E Condensate Preheater #1	X	X		R								X
E-4401 Product Condenser #1	X	X		R								X
E-4403 Acid Reduction Column Reboiler #1	X	X		R								X
E-4501 1st Effect Evaporator #1	X	X		R								X
E-4502 2nd Effect Evaporator #1	X	X		R								X
E-4503 3rd Effect Evaporator #1	X	X		R								X
E-4504 Evaporator Condenser #1	X	X		R								X
E-7201 Flash Recovery Condenser	X	X		R								X
E-7601 Process Condensate Heater	X	X		R								X
E-7602 Dilute Caustic Heater	X	X		R								X
E-7604 Process Condensate Vaporizer													REMOVE

SHOP FABRICATED TANKS
TK-2101 Slurry Mix Tank #1	X			A							X	X
TK-3101 Yeast Mix Tank	X			A							X	X
TK-5101 Thin Spillage Collection Tank	X			A							X	X
TK-7301A Soft Water Tank #1	X			A							X	X
TK-7301B Soft Water Tank #2	X			A							X	X
TK-7701 Caustic Tank	X			A							X	X
TK-7702 Sulfuric Acid Tank	X			A							X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
TK-7704 Ammonia Tank	X			A							X	X
TK-7705 Urea Tank (Double Wall)	X			A							X	X
TK-7706 Alpha Amylase Tank	X			A							X	X
TK-7707 Gluco Amylase Tank	X			A							X	X

FIELD FABRICATED TANKS
TK-2201 Liquefaction Tank #1	X			A							X	X
TK-3102 Yeast Prop. Tank #1	X			A							X	X
TK-3112 Yeast Prop. Tank #2	X			A							X	X
TK-3104 Fermenter #1	X			A							X	X
TK-3105 Fermenter #2	X			A							X	X
TK-3106 Fermenter #3	X			A							X	X
TK-3107 Fermenter #4	X			A							X	X
TK-3108 Beer Well	X			A							X	X
TK-5102 Whole Stillage Collection Tank	X			A							X	X
TK-5103 Thin Stillage Tank	X			A							X	X
TK-5104 Syrup Tank	X			A							X	X
TK-6101 Ethanol Day Tank #1	X			A							X	X
TK-6102 Ethanol Day Tank #2	X			A							X	X
TK-6104 Denaturant Tank	X			A							X	X
TK-6105 Product Storage Tank #1	X			A							X	X
TK-6106 Product Storage Tank #2	X			A							X	X
TK-7301 Soft Water Tank	X			A							X	X
TK-7303 Water Supply Tank	X			A							X	X
TK-7601 Process Condensate Tank	X			A							X	X
TK-7602 Dilute Caustic Tank	X			A							X	X
TK-7901 Waste Water Collection Tank	X			A							X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Tank

CONVEYING EQUIPMENT
Y-2101 Mash Mix Tank Feed Conveyor	X	X		R								X
Y-5101 Wetcake Feed Conveyor #1				R						X	X	X
Y-5201 Wetcake Dump Conveyor #1				R						X	X	X
Y-5202 DDGS Loadout Conveyor #1				R						X	X	X	Part of Grain Handling System
Y-5203 50% DDGS Discharge Conveyor				R						X	X	X	Part of Grain Handling System
Y-5301 DDGS Transfer Conveyor #1				R						X	X	X	Part of Grain Handling System
M-5201 Pre-Mixing Screw Conveyor #1				R						X	X	X	Part of Grain Handling System
DDGS Loading System				R						X	X	X	Part of Grain Handling System

VESSELS & COLUMNS
C-3201 CO2 Scrubber	X	X		R								X
C-3202 Vent Gas Scrubber	X	X		R								X
C-4101 Beer Column #1	X	X		R								X
C-4201 Rectifier Column #1	X	X		R								X
C-4202 Stripper Column #1	X	X		R								X
C-4401 Acid Reduction Column #1	X	X		R								X
CS-2101 Classifier Strainer	X	X		R								X
VS-4204 Fuse Oil Separator #1	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
VS-4301 Molesieve Bed #1	X	X		R								X
VS-4302 Molesieve Bed #2	X	X		R								X
VS-4303 Regeneration Receiver #1	X	X		R								X
VS-4313 Regeneration Receiver #2	X	X		R								X
VS-4503 3rd Effect Condensate Separator #1	X	X		R								X
VS-4504 Evap. Condensate Receiver #1	X	X		R								X
VS-4505 Evaporator Vacuum Receiver #1	X	X		R								X
VS-7201 Steam Condensate Flash Receiver	X	X		R								X
VS-7602 High Pressures CIP Separator	X	X		R								X
VS-7602 Low Pressures CIP Separator	X	X		R								X

FILTRATION EQUIPMENT
F-3101 Air Filter #1	X	X		R								X
F-3102 Coalescing Yeast Prop Filter
F-3111 Air Filter #2	X	X		R								X
F-3101B Coalescing Filter	X	X		R								X
F-4301 Regeneration Filter #1	X	X		R								X
F-4302 Regeneration Filter #2	X	X		R								X
F-4401 Product Filter #1	X	X		R								X
F-4402 Product Filter #2	X	X		R								X
F-6103 Ethanol Filter #1	X	X		R								X
F-6104 Ethanol Filter #2	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
INTERNALS
ME-3101 Injection Quill
ME-3201 CO2 Scrubber Packing	X	X		R								X
ME-3202 Vent Gas Scrubber Packing	X	X		R								X
ME-4101 Beer Column #1 Trays	X	X		R								X
ME-4201 Rectifier Column #1 Trays	X	X		R								X
ME-4202 Stripper Column #1 Trays	X	X		R								X
ME-4301 Molesieve Bed #1 Internals	X	X		R								X
ME-4302 Molesieve Bed #2 Internals	X	X		R								X
ME-4401 Acid reduction Column #1 Packing	X	X		R								X

CENTRIFUGES
CF-5101 Centrifuge #1	X	X		R								X
CF-5102 Centrifuge #2	X	X		R								X
CF-5103 Centrifuge #3	X	X		R								X
CF-5104 Centrifuge #4	X	X		R								X

MISC. EQUIPMENT
BL-3202 Blower	X	X		R								X
ME-2101 Injection Quill	X	X		R								X
ME-2102 Steam Mixer

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
ME-2201 Injection Quill	X	X		R								X
ME-3101 Injection Quill (yeast mix & propagation)	X	X		R								X
ME-3108 Injection Quill (fermentation)	X	X		R								X
ME-7303 Backflow Preventer	X	X		R								X
ME-7706 Calibration Column	X	X		R								X
ME-7707 Calibration Column	X	X		R								X
SP-4101 Sparger	X	X		R								X
VE-4301 Dehydration Vacuum Eductor #1	X	X		R								X
VE-4505 Evaporator Vacuum Eductor	X	X		R								X
ST-4506 Evaporator Condensate Strainer #1	X	X		R								X
Z-5101 Centrifuge Cooler	X	X		R								X
BL-5101 Centrifuge Blower	X	X		R								X
X-5201 Syrup Mixer #1	X	X		R								X
X-5301 DDGS Storage	X			R							X	X
Z-5201 Thermal Oxidizer (RTO) #1	X	X		R								X
Z-6102 Flare Package	X	X		R								X
Z-7301 Water Softener	X	X		R								X
Z-6105 Corrosion Inhibitor Injection System	X	X		R								X
AC-7501 Air Compressor Package	X			R							X	X
AC-7502 Air Compressor Package	X			R							X	X
AC-7503 Air Compressor Package	X			R							X	X
DR-7501 Air Dryer	X			R							X	X
VS-7501 Air Receiver	X			R							X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
VS-7502 Oil/ Water Separator	X			R							X	X
ME-7602 CIP Strainer	X	X		R								X
Z-6101 Truck Ethanol Loading										X	X	X
Z-6103 Rail Car Ethanol Loading										X	X	X
Truck Scales										X	X	X
Rail Car Scales										X	X	X
Emergency Generator				X							X	X
N-2101A Spray Nozzle	X	X		R								X
N-2101B Spray Nozzle	X	X		R								X
N-2103 Vent Condensate Wash Nozzle	X	X		R								X
N -3101 Spray Nozzle	X	X		R								X
N-3102A Spray Nozzle	X	X		R								X
N-3102B Spray Nozzle	X	X		R								X
N-3104A Spray Nozzle	X	X		R								X
N-3104B Spray Nozzle	X	X		R								X
N-3104C Spray Nozzle	X	X		R								X
N-3105A Spray Nozzle	X	X		R								X
N-3105B Spray Nozzle	X	X		R								X
N-3105C Spray Nozzle	X	X		R								X
N-3106A Spray Nozzle	X	X		R								X
N-3106B Spray Nozzle	X	X		R								X
N-3106C Spray Nozzle	X	X		R								X
N-3107A Spray Nozzle	X	X		R								X
N-3107B Spray Nozzle	X	X		R								X
N-3107C Spray Nozzle	X	X		R								X
N-3108A Spray Nozzle	X	X		R								X
N-3108B Spray Nozzle	X	X		R								X
N-3108C Spray Nozzle	X	X		R								X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Strainer/ Trap Assembly 4101	X	X		R								X	ITEMS RETURNED TO DELTA T SCOPE
Strainer/ Trap Assembly 4103	X	X		R								X
Strainer/ Trap Assembly 4202	X	X		R								X
Strainer/ Trap Assembly 4301	X	X		R								X
Strainer/ Trap Assembly 7601	X	X		R								X
Strainer/ Trap Assembly 7602	X	X		R								X
ST-7702 Strainer	X	X		R								X
ST-7703 Strainer	X	X		R								X
ST-7704 Strainer	X	X		R								X
ST-7706 Strainer	X	X		R								X
ST-7707 Strainer	X	X		R								X
ST-7708 Strainer	X	X		R								X
ST-7710 Strainer	X	X		R								X
ST-7711 Strainer	X	X		R								X
2101Z Classified Strainer Screen	X	X		R								X
4301Z Sieve Distribution Nozzles (48)	X	X		R								X
4302Z Sieve Distribution Nozzles (48)	X	X		R								X
4301Y Sieve Inlet Nozzles (1)	X	X		R								X
4302Y Sieve Inlet Nozzles (1)	X	X		R								X
4301X Sieve Pressure Nozzles (2)	X	X		R								X
4302X Sieve Pressure Nozzles (2)	X	X		R								X

PACKAGE SYSTEMS
DR-5201 Dryer Package #1	X	X		R								X
CHR-7102A Chiller #1	X	X		R								X
CT-7101 Cooling Tower Package	X			A							X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Z-7101 Cooling Tower Water Treatment Package	X			A							X	X
Z-7201A Boiler Package	X	X		A								X	ITEMS RETURNED TO DELTA T SCOPE
Z-7201B Boiler Package	X	X		A								X
Z-7302 Boiler Water Treatment	X	X		A								X
Z-7202 Deaerator	X	X		A								X
Z-7203 Blowdown Separator	X	X		A								X

TURNKEY SYSTEMS
Grain Handling & Milling	A			A						X	X	X
DDGS Handling & Load out	A			A						X	X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
SITE WORK
Engineering Documents
Detail Engineering										X	X
Geotechnical Survey										X	X
Soils Report										X	X
Topographic Survey										X	X
Specifications										X	X
Site Plan										X	X
Site Scope of Work										X	X
Site Demolition Scope										X	X
Site Demolition Drawings										X	X
Site Grading Drawing										X	X
Erosion Control Plan										X	X
Soils Remediation/Stabilization Requirements										X	X

Site Investigation
Soil Borings										X	X
Test Pits										X	X

Site Preparation
Soils Remediation/Stabilization										X	X	X
Site Clearing										X	X	X
Strip Top Soil										X	X	X
Site Rough Grading										X	X	X
Dewatering										X	X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Soil Treatment										X	X	X
Demolition										X	X	X

Ethanol Storage Containment
Earth Dike										X	X	X
Impervious Lining										X	X	X

Piling
Site Piling Requirements										X	X	X

Railroad Work											X	X	Panattoni & TVAE
Rail Conceptional Design							X						Panattoni & TVAE

Paving & Surfacing
Specifications										X
Site Road & Paving Plan										X
Site Road & Paving Plan Cross Sections/Details										X

Concrete Roads & Paving											X	X
Asphalt Roads & Paving											X	X
Gravel Roads & Paving											X	X
Testing											X	X

Storm Drainage
Site Drainage Plan										X
Specifications										X

Walls & Drainage Ditches											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Calverts											X	X
Catch Basins & Manholes											X	X
Testing											X	X

Underground Piped Utilities
Plan Drawing										X
Elevation & Cross Sections										X
Material Specifications										X
Erection Specifications										X

Process Water
Earth Work										X	X	X
Process Water Pumps										X	X	X
Pipe & Fittings										X	X	X
Valves & Specialties										X	X	X
Testing
Potable Water
Earth Work										X	X	X
Pipe & Fittings										X	X	X
Valves & Specialties										X	X	X
Testing										X	X	X
Sanitary Sewer
Earth Work										X	X	X
Pipe & Fittings										X	X	X
Valves & Specialties										X	X	X
Septic System										X	X	X
Leach Bed										X	X	X
Testing										X	X	X
Natural Gas

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Earth Work										X	X	X
Pipe & Fittings										X	X	X
Valves & Specialties										X	X	X
Gas Reducing Station							X	X				X
Fire Water Loop										X	X	X
Earth Work										X	X	X
Pipe & Fittings										X	X	X
Valves & Specialties										X	X	X
Testing										X	X	X

Site Improvements
Fence & Gates										X	X	X
Walkways										X	X	X
Parking Apparatus										X	X	X
Signs										X	X	X
Pavement Markings										X	X	X
Septic System										X	X	X

Landscaping
Trees & Shrubs										X	X	X
Grassing										X	X	X

CONCRETE
Detail Engineering				X						X	X	X
Drawings				X						X	X	X
Sketches				X						X	X	X
Reference Drawings				X						X	X	X
Material Specifications				X						X	X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Erection Specifications				X

Equipment Foundations				X							X	X
Grain Unloading System										X	X	X
Wet Cake Storage & Walls										X	X	X
Building Ftg. & Slabs				X						X	X	X
Main Process Building				X						X	X	X	Footings Design by others
Fermentation Building				X						X	X	X	Footings Design by others
Boiler Building				X						X	X	X	Footings Design by others
Electrical Building				X						X	X	X	Footings Design by others
DD&E Building				X						X	X	X
Maintenance Building										X	X	X
DDGS Building										X	X	X	Part of Grain Handling System
DDGS Truck Loading Building										X	X	X	Part of Grain Handling System
Administration Building										X	X	X	Footings & Slab Design by others
Grain Unloading Building										X	X	X	Part of Grain Handling System

Excavation										X	X	X
Compaction & Backfill										X	X	X
Borrow fill										X	X	X
Formwork										X	X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Reinforcing Steel										X	X	X
Embeds										X	X	X
Anchor Bolts										X	X	X
Concrete supply										X	X	X
Concrete Place										X	X	X
Concrete Additives										X	X	X
Concrete Toppings										X	X	X
Grouting										X	X	X
Finishes										X	X	X
Precast Concrete										X	X	X
Foundation Drainage										X	X	X
Filter Cloth										X	X	X
Testing										X	X	X
Batter Boards										X	X	X
Pump & Clean										X	X	X
Stock Pile Protection										X	X	X
Local Dewatering

STRUCTURAL STEEL
Detail Engineering				X
Building Structural Drawings				X
Stick Drawings				X
Material Specifications				X
Erection Specifications				X
Structural Steel (buildings)				X							X	X
Structural Steel (pipe racks)				X							X	X
Grating				X							X	X
Handrail				X							X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Ladders & Cages				X							X	X
Checker Plate				X							X	X
Stair Stringers				X							X	X
Sag Rods				X							X	X
Lintel Angles				X							X	X
Stair Treads				X							X	X
Misc. Pipe Supports				X							X	X
Bar Joist				X							X	X
Metal Deck				X							X	X
Testing				X							X	X

PIPINGS SYSTEMS
Detail Engineering				X
Plan Drawings				X
Orthographic Drawings
3D Model				X
Isometric Drawings				X
General Routings				X
Support Details				X
Stress Analysis				X
Specifications	X			R
Pipe/Fittings	X			R
Valves	X			R
Specialties	X			R
Erection Specifications				X
Valve List	X			R
Shop Fabrication										X	X	X
Pipe Fittings										X	X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Valves	X										X	X	MANUAL VALVES
Bolt & Gaskets											X	X
In-Line Instruments	X	X										X
Specialty Items List	X			R
Specialties	X	X									X	X	DELTA T - ENGINEERING ITEMS, PANATTONI - NON-ENGINEERING TIEMS
Weld											X	X
Screwed Joints											X	X
Mechanical Joints											X	X
Hangers Standard											X	X
Hangers Engineered											X	X
Testing											X	X
Hydro											X	X
Non-Destructive											X	X
X-Ray											X	X
Flush & Clean											X	X
Stress Relieving											X	X
Wall & Roof Penetrations				X						X	X	X
Tie-Ins											X	X
Misc. Structural Supports											X	X
Erection Specifications				X

ELECTRICAL
Detail Engineering				X
Major Distribution Single Line Diagram	X			R

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Major Equipment List	X			R
Major Electrical Equipment Specifications				X
MCC Layout				X
Area Classification	X			R
Grounding Plan				X
Building Lighting Plan				X
Site Area lighting Plan				X
Motor List	X			R
Conduit & Cable Schedule				X
Cable Tray Layout				X
Specifications				X
Erection Specifications										X

UTILITY SUBSTATION							X	X	X
UTILITY SERVICE FEEDER							X	X	X

Major Electrical Gear
Substations										X	X	X
Switch Gear										X	X	X
Transformers										X	X	X
Motor Control Centers										X	X	X
Distributions Panels										X	X	X
Emergency Generator Sets										X	X	X
Transfer Switch										X	X	X
Testing											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Primary Power Distribution
Conduit				X							X	X
Wire & Cable				X							X	X
Terminations				X							X	X
Boxes, Enclosures & Cabinets				X							X	X
Fasteners, Hangers & Supports				X							X	X
Testing				X							X	X

480Volt Power Users (Low Voltage Users)
Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Control Apparatus (PB, SW, etc.)											X	X
Protective Devices (Disconnect, Sw., etc.)											X	X
Panels (Low Voltage Panels)											X	X
Transformers (Low Voltage Transformers)											X	X

(H,V & A/C) Power Users
Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Control Apparatus											X	X
Protective Devices											X	X
Panels											X	X
Transformers											X	X

Lighting Systems
Detail Engineering				X
Plan Drawing				X
Specifications				X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Lighting Fixtures											X	X
Lamps											X	X
Switches & Receptacles											X	X
Panels											X	X
Transformers											X	X

Grounding System
Detail Engineering				X
Plan Drawing				X
Specifications				X

Conduit											X	X
Wire & Cable											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Excavation & Backfill											X	X
Grounding Apparatus											X	X
											X	X
Lightning Protection
Detail Engineering				X
Plan Drawing				X
Specifications				X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Lightning Protection Apparatus											X	X

Telephone System
Detail Engineering										X
Plan Drawing										X
Specifications										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Fasteners, Hangers & Supports											X	X
Testing											X	X
Telephone Apparatus											X	X

Fire Alarm System
Detail Engineering										X
Plan Drawing										X
Specifications										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Fire Alarm Apparatus										X	X	X
X
Intercom/Paging System
Detail Engineering										X
Plan Drawing										X
Specifications										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Intercom/Paging Apparatus											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Fire Detection System
Detail Engineering										X
Plan Drawing										X
Specifications										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing										X	X	X
Fire Detection Apparatus										X	X	X

Emergency Alarm System
Detail Engineering										X
Plan Drawing										X
Specifications										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Alarm Apparatus											X	X

Security System
Detail Engineering										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Plan Drawing										X
Specifications										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Security Apparatus											X	X

Heat Tracing
Line Designation	X
Detail Engineering	X				X
Specifications	X				R

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Heat Tracing Cable											X	X
Heat Tracing Cable Controls											X	X
Panels											X	X
Transformers											X	X

Emergency Power System
Detail Engineering				X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Specifications				X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X

Cable Tray System
Detail Engineering				X
Cable Tray Routing				X
Specifications				X

Tray											X	X
Fittings											X	X
Supports											X	X

Switch Yard							X	X	X

Poles & Transmission Lines

Duct Bank
Detail Engineering				X
Underground Electrical Plan				X
Routing Drawing				X
Specifications				X

Conduit & Fittings											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Concrete											X	X
Excavation & Backfill											X	X
Handholes											X	X
Manholes											X	X

Battery Charging System
Detail Engineering				X
Specifications				X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Testing											X	X
Battery Charging Equipment											X	X
Battery Rack											X	X
											X	X
Cathodic Protection
Detail Engineering				X
Specifications				X

Installation											X	X

INSTRUMENTATION
Detail Engineering	X
Control Philosophy	X
Instrument Index	X			R
Instrument List (by type)	X			R

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Loop Diagram	X			R
Instrument Data Sheets	X			R
Instrument Instillation Details				X
I/O List	X			R									RETURNED TO DELTA T SCOPE
Instrument Location Drawings				X
Instrument Conduit & Cable Schedule				X
Cable Tray Layout				X
DCS Requirements	X
PLC Requirements	X
Software Programming	X
Material Specifications	X			X
Erection Specifications				X

Panel I/O Racks		X										X
Local/Remote Mtd. Instruments		X										X
Special Instruments		X										X
Air Sets & Purge Units											X	X
Pipe/Tubing											X	X
Manifolds											X	X
Misc. Hardware & Supports											X	X
Instrument Stands											X	X
Weather Protection											X	X
Leak Test											X	X
Bench Calibration											X	X
Field Facility											X	X
Test Equipment											X	X
Instrument Tech.											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Mechanical/Electrical Loop Check											X	X
Functional Loop Test											X	X
Operational Loop Test											X	X
Block Valves											X	X
Control Valves		X										X
Manual Valves w/Limit Switches		X										X

Conduit											X	X
Wire & Cable											X	X
Terminations											X	X
Boxes, Enclosures & Cabinets											X	X
Fasteners, Hangers & Supports											X	X
Panels											X	X
Transformers											X	X

FIRE PROTECTION
Detail Engineering				A						X
Plan Drawing				A						X
Specifications				A						X
Submit for approval to local										X	X

Building Sprinkler System
DD&E Building											X	X
Administration Building											X	X
Main Process Building											X	X
Grain Unloading											X	X
Fermentation Building											X	X
DDGS Building											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Maintenance Building											X	X
Boiler Building											X	X
MPB Electrical											X	X
DD&E Electrical Building											X	X
Control Room/Laboratory											X	X
Fire Pump System											X	X
Fire Water Equipment											X	X
Fire Water Tank											X	X
Control System											X	X
Fire Water Pump House											X	X
Concrete											X	X
Piping											X	X
Electrical											X	X

INSULATION
Detail Engineering				X
Insulation Requirements				X
Specifications				X

Pipe Insulation											X	X
Equipment Insulation											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
PAINTING
Detail Engineering				X
Specification				X

Structural Steel											X	X
Pipe											X	X
Equipment											X	X
Architectural											X	X

BUILDINGS/ARCHITECTURAL
DD&E Building
Detail Engineering				X
Plan Drawing				X
Room Schedule				X
Door & Window Schedule				X
Room Finish Schedule				X
Siding Specification				X
Roofing Specification				X

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems											X	X

Pre Engineered Building	N/A	N/A	N/A

Administration Building
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems											X	X

Pre Engineered Building											X	X

Main Process Building
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

Masonry Block Work											X	X
H,V & A/C											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building										X	X	X

Grain Unloading
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

Masonry Block Work											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems											X	X

Pre Engineered Building											X	X

Fermentation Building
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building										X	X	X

DDGS Building
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems											X	X

Pre Engineered Building										X	X	X

Maintenance Building
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Roofing Specification										X

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building											X	X

Boiler Building
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Siding Specification										X
Roofing Specification										X

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building										X	X	X

MPB Electrical
Detail Engineering										X
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building										X	X	X

DD&E Electrical Building
Detail Engineering										X
Plan Drawing										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification										X

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building										X	X	X

Control Room/Laboratory
Detail Engineering										X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Plan Drawing										X
Room Schedule										X
Door & Window Schedule										X
Room Finish Schedule										X
Siding Specification										X
Roofing Specification

Masonry Block Work											X	X
H,V & A/C											X	X
Equipment List											X	X
Equipment Specifications											X	X
Plan Drawing											X	X
Duct Work											X	X
Piping											X	X
Controls											X	X
Electrical											X	X
Plumbing											X	X
Plan Drawing											X	X
Specifications											X	X
Fixtures											X	X
Pipe & Fittings											X	X
Siding											X	X
Roofing											X	X
Doors/Windows & Hardware											X	X
See Lighting Systems

Pre Engineered Building										X	X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
MECHANICAL COMPLETION
Procedures	X									X
Document control	X									X
Sign off Documents	X									X
Turnover Packages	X									X

COMMISSIONING & START-UP													TVAE PLANT PERSONNEL TO BE AVAILABLE FOR TRAINING, AND START-UP SUPPORT FOR THE PLANT
Craft Support												X
Mechanical/Piping												X
Electrical												X
Instrument Tech.												X
Technical Start-up Personal Delta-T	X
Technical Start-up Personal Vendors	X
Training	X
Training Manuals	X
Operation Manuals	X

FREIGHT COST
Process Equipment		X									X
Instruments		X
Process Control System		X
Manual Valves		X
Major Electrical Gear											X
Bulk materials
Site Work											X
Concrete											X
Structural											X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Masonry											X
Architectural											X
Electrical											X
Instrumentation		X
Insulation											X
Painting											X
PreEngineered Buildings											X

SPARE PARTS
Mechanical Completion											X	X
Commissioning								X
Start-Up								X
Operational								X

O&M MANUALS		X

LUBRICANTS		X										X

INITIAL FEED STOCK & CHEMICAL FILLS								X

GENERAL COST ITEMS
Taxes		X						X			X
Insurance
Builders Risk											X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
General Liability											X
Bonds
Project Bonds
Equipment Vendors		X									X
Subcontracts											X

Construction Permits
Building
Engineering Documentation				A						X
Submit											X
Cost											X
Electrical
Engineering Documentation				A						X
Submit											X
Cost											X
Plumbing
Engineering Documentation				A
Submit										X
Cost											X
X

CONSTRUCTION/CONSTRUCTION MANAGEMENT
Site Offices		X						X			X	X
Temporary Facilities
Site Parking											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Guard House											X	X
Laydown Areas											X	X
Temporary Fencing											X	X

Construction Utilities
Telephone Services Drop Office Trailers											X	X
Temp. Electrical Distribution											X	X
Electrical Service Drop Office Trailers											X	X
Plant & Job Area Lighting											X	X
Develop Potable Water Supply											X	X
Water Distribution System											X	X
Sanitary System											X	X
Install Dewatering System											X	X
Air Compressor Station Equipment											X	X
Air Distribution System											X	X
Temporary Heating											X	X
Telephone Bills											X	X
Internet Connection & Bills											X	X
Electric Power Usage Bills											X	X
Gas/Fuel /Oil Usage Bills											X	X
Water Usage Bills											X	X

Site Services & Supplies
Drinking Water Distribution & Supply											X	X
Ice Machine/Purchase											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Sanitary Facilities											X	X
Security Clearance											X	X
Fire Protection											X	X
Winter Protection											X	X
Interim Site Clean up											X	X
Trash Haul & Disposal											X	X
Janitor Service/Supplies		X									X	X
Maintain Roads											X	X
Dust Control											X	X
Snow Removal											X	X
Employee Testing											X	X
Erosion Control											X	X

Safety and Signs
Drug Testing											X	X
Project Signs											X	X
Safety & First Aid Supplies											X	X
Barricades											X	X
Stairs & Ramps for Access											X	X

Traffic Control											X	X

Project Close Out		X						X			X	X

Site Management
Construction Manger											X	X
Subcontracting Administration											X	X
Craft Management											X	X

PROJECT/ESTIMATE DOR

Notes
DESCRIPTION	Delta-T			DTPSG			TVAE			PANATTONI			(P) Primary EPC responsibility.
	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	ENG.	PURCH.	CONST.	(S) Responsible for manageing their subcontracted scope.
(A) Assist.
(R) Review & Comment.
Site Engineering
Site Construction Engineer		X									X	X
Quality Control		X									X	X
Field Surveying											X	X

Site Administration											X	X

Site Material Control											X	X

Site Office Equipment & Supplies		X									X	X

Site Services
Guard Service											X
Outside Surveying											X	X
Drug Testing								X			X

CONSTRUCTION EQUIPMENT
Major Cranes											X
Other Cranes											X
Other Equipment											X

SMALL TOOLS & CONSUMABLES											X

Execution Copy

EXHIBIT C

SCOPE OF PRE-EPC ENGINEERING

1.               Assist TVAE with:

a.	management of Delta-T work under the Delta T First Amendment.
b.	developing scopes of work, qualifying subcontractors, and evaluating proposals for the following Site work:

i.	surveying
ii.	geophysical investigations
iii.	rail design
iv.	utilities

2.               Site civil engineering and design including construction documents based on information supplied by TVAE and Delta T.

3.               Perform preliminary Plant engineering, including:

a.	90% review and comment on Delta-T’s basic process engineering package
b.	Stress analysis of certain piping systems
c.	100% piping general arrangement drawings
d.	10% 3D Model of 2 ½” and larger piping
e.	80% electrical equipment specification
f.	80% area classification drawings
g.	80% electrical one-line diagrams
h.	50% plant instrument index
i.	5% concrete foundation and structural steel design

4.               Qualification of equipment suppliers and subcontractors.

5.               Evaluation of equipment supplier quotations and subcontractor proposals.

Execution Copy

EXHIBIT D

INITIAL ESTIMATE

Construction and Related Expenses:
Plant Construction	$72,305,000
Corn Receiving and Storage	$7,716,000
Construction Contingency	$4,785,000
Construction Performance Bond	$938,000
Construction Insurance Cost	$938,000
Administration Building	$384,000
Consulting/Management Fees	$1,375,000
Technology license fee	$1,500,000
Total Construction and Related Expenses	$89,941,000
Site Costs:
Site Development	$1,651,000
Rail Access	$7,318,000
Road Access	$1,129,000
Utilities	$126,000
Water Supply/Fire Protection	$1,483,000
Total Site Costs	$11,707,000
Other Equipment Costs:
Lab, Data, and Telephone System/Networking	$329,000
Total Other Equipment Costs	$329,000
TOTAL EPC	$101,977,000